UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 8, 2008

ADVANCED GROWING SYSTEMS, INC.

(Name of Registrant as specified in its charter)

Nevada	000-52572	20-4281128
(State or other jurisdiction of incorporation or jurisdiction)	(Commission file Number)	(I.R.S. Employer Identification Number)

3050 Royal Boulevard South, Ste 135

Alpharetta, GA 30022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (678) 387-5061

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

As a result of a review process undertaken by the Audit Committee of the Board of Directors (the “Audit Committee”) of Advanced Growing Systems, Inc. (the “Company”), on September 7, 2008, the Audit Committee approved the engagement of Porter Keadle Moore, LLP (“Porter Keadle”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008. Porter Keadle was engaged on September 8, 2008.

On September 10, 2008, the Audit Committee notified Whitley Penn LLP (“Whitley Penn”) that it will not be retained as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2008. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Whitley Penn.

The Company has not consulted with Porter Keadle regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues.

In connection with the audits of the two fiscal years ended September 30, 2007 and the subsequent interim periods through September 8, 2008, there we no disagreements with Whitley Penn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Whitley Penn’s reports on the Company’s consolidated financial statements as of and for the years ended September 30, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Whitley Penn with a copy of this Current Report on Form 8-K, and requested that Whitley Penn furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Whitley Penn agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree. The Company has received the requested letter from Whitley Penn, and a copy of their letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Whitley Penn LLP dated September 11, 2008 regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED GROWING SYSTEMS, INC.

Date: September 11, 2008	By	/s/ Dan K. Dunn
Dan K. Dunn, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter from Whitley Penn LLP dated September 11, 2008 regarding change in independent registered public accounting firm.

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